UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): June 9, 2026
Ategrity Specialty Insurance Company Holdings
(Exact name of registrant as specified in its charter)

Nevada	001-42695	82-4925734
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)
9 West 57th Street, 33rd Floor
New York, NY 10019
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (212) 509-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value per share	ASIC	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders

On June 9, 2026, Ategrity Specialty Insurance Company Holdings (the “Company”) held its Annual Meeting of Stockholders. Holders of the Company’s common stock were entitled to one vote per share held as of the close of business on April 16, 2026 (the “Record Date”). A total of 44,042,948 shares of the Company’s common stock were present in person or represented by proxy at the meeting, representing 91.62% of the voting power of the Company’s common stock as of the Record Date. The following are the voting results for the proposals considered and voted upon at the meeting, each of which was described in the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on April 30, 2026.

Item 1 — Election of seven directors for a term of office expiring on the date of the annual meeting of stockholders in 2027 and until their respective successors have been duly elected and qualified.

The stockholders elected each of the seven persons named below as directors to serve until the 2027 annual meeting of stockholders or until their successors are duly elected and qualified. The results of such vote were:

Nominee	Votes For	Votes Withheld	Broker Non-Votes
Stuart J. Zimmer	41,698,533	1,450,561	893,854
Justin Cohen	42,451,399	697,695	893,854
Tom Hulst	41,268,120	1,880,974	893,854
William Mercer	41,270,838	1,878,256	893,854
Robert C. Merton, Ph.D.	41,277,551	1,871,543	893,854
Mitchell Pressman	41,737,631	1,411,463	893,854
John (Jack) L. Sennott, Jr.	41,739,714	1,409,380	893,854

Item 2 — Ratification of the appointment of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026.

The stockholders ratified the appointment of EY as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2026. The results of such vote were:

Votes For	Votes Against	Votes Abstained	Broker Non-Votes
43,543,181	489,571	10,196	0

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ATEGRITY SPECIALTY INSURANCE COMPANY HOLDINGS

Date: June 11, 2026	By:	/s/ Neelam Patel
Neelam Patel
Chief Financial Officer